SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2013

ALARMING DEVICES, INC.

(Exact name of Registrant as specified in its charter)

Nevada	333-157010	26-3062327
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

112 North Curry Street Carson city, Nevada	89703-4934
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (775) 284-3707

N/A
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01           CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTS

1.          Previous Independent Registered Public Accounting Firm.

A. On January 11, 2013, the Company dismissed its independent registered public accounting firm, PLS CPA, A Professional Corporation (“PLS”).

B. The reports of PLS for each of the years ended August 31, 2012 and August 31, 2011 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles other than going concern.

C. The decision to change accountants was approved by the Company’s board of directors on January 10, 2013. On January 11, 2013, Li & Company, PC (“Li”) was engaged as the Company’s new independent registered public accountants. During the two most recent years or any subsequent interim period prior to engaging Li, the Company did not consult Li regarding either: (i) the application of accounting principles to a specified transaction, completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any matter that was either the subject of a disagreement or a reportable event in connection with its report on the Company’s financial statements.

D. During the Company's two most recent fiscal years and any subsequent interim period preceding January 11, 2013, the date of dismissal of PLS, there were no disagreements with PLS on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of PLS, would have caused it to make reference to the matter in connection with its reports. There were no "reportable events" within the two most recent years and any subsequent interim period preceding the dismissal of PLS in connection with its report on the Company’s financial statements.

E. The Company has made the contents of its Form 8-K available to PLS and requested it to furnish a letter to the Securities and Exchange Commission (“Commission”) as to whether PLS agrees or disagrees with, or wishes to clarify the Company's expression of their views. PLS has responded to our requests to furnish a letter to the Commission with such letter attached as Exhibit 16.1 to this Form 8-K.

2. .         New Independent Registered Public Accounting Firm.

The Registrant has engaged Li as its new independent certified public accounting firm to audit the Registrant’s financial statements August 31, 2013. During the two most recent years or any subsequent interim period prior to engaging Li, the Registrant did not consult such firm regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant’s financial statements or (ii) any matter that was either the subject of a disagreement or event identified in response to (a)(1)(iv) of Item 304 of Regulation S-K, or a reportable event as that term is used in Item 304(a)(1)(v) of Item 304 of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

16.1	Letter to the Securities and Exchange Commission from PLS, CPAS

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alarming Devices, Inc.

Date: January 11, 2013	By:	/s/ Andre Luiz Nascimento Moreira
Name: Andre Luiz Nascimento Moreira
Title: President, Secretary Treasurer and Director

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter to the Securities and Exchange Commission from PLS, CPAS